UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

OCUGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36751	04-3522315
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Subscription Agreement

As previously disclosed, the Ocugen, Inc. (“Ocugen” or the “Company”) and OrthoCellix, Inc., a Delaware corporation and wholly-owned subsidiary of the Company to which the Company has contributed the assets related to the Company’s Neocart product candidate (“OrthoCellix”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 22, 2025, by and among the Company, OrthoCellix, Carisma Therapeutics Inc. (“Carisma”) and Azalea Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into OrthoCellix (the “Merger”), with OrthoCellix continuing as a wholly owned subsidiary of Carisma and the surviving company of the Merger. Pursuant to the Merger Agreement, Carisma and OrthoCellix have agreed to use commercially reasonable efforts to enter into subscription agreements with one or more investors designated by OrthoCellix (the “Investors”), pursuant to which such anticipated Investors would agree to purchase, at or immediately following the closing of the Merger, shares of common stock, par value $0.001 per share, of Carisma(“Common Stock”) for aggregate gross proceeds at least equal to $25.0 million (the “Concurrent Investment”). Pursuant to the Merger Agreement, the Company agreed to enter into a subscription agreement with Carisma, pursuant to which the Company committed to purchase, as part of the anticipated Concurrent Investment, shares of common stock of Carisma (the “Carisma Common Stock”) for aggregate gross proceeds equal to not less than $5.0 million.

On August 29, 2025, as part of the anticipated Concurrent Investment, the Company entered into the subscription agreement described above with Carisma (the “Subscription Agreement”), pursuant to which the Company agreed to purchase in a private placement (the “Carisma Investment”) an aggregate of $5.0 million of shares of Carisma Common Stock at a price per share to be calculated by dividing (i) the Aggregate Valuation (as defined in the Merger Agreement) by (ii) the Post-Closing Parent Shares (as defined in the Merger Agreement).

Pursuant to the Subscription Agreement, if Carisma grants to any Investors in the anticipated Concurrent Investment any rights, privileges, protections or terms more favorable than those granted to the Company under the Subscription Agreement or the Registration Rights Agreement (as defined below), then the Company shall be automatically entitled to such more favorable rights, privileges, protections and terms, subject to certain specified exceptions.

The Carisma Investment is expected to be consummated as part of the anticipated Concurrent Investment at or immediately following the closing of the Merger, subject to the satisfaction of customary closing conditions.

Carisma also intends to enter into a registration rights agreement with the Investors that participate in the anticipated Concurrent Investment, including the Company (the “Registration Rights Agreement”), at the closing of the anticipated Concurrent Investment, pursuant to which, among other things, Carisma will agree to provide for the registration of the resale of certain shares of Common Stock that are held by such Investors, including shares of Carisma Common Stock purchased by the Company pursuant to the Subscription Agreement.

The foregoing summary of the material terms of the Subscription Agreement is qualified in its entirety by the terms of the Subscription Agreement, a copy of which will be filed as an exhibit in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 to be filed under the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated benefits to Ocugen of the definitive license agreement, qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included herein are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the risk that the conditions to the closing of the proposed Merger (the “Closing”) or consummation of the proposed Concurrent Investment and the Merger (the “Proposed Transactions”) are not satisfied, including the failure to timely obtain approval of the proposed Merger from both Carisma’s and OrthoCellix’s stockholders; the risk that the proposed Concurrent Investment is not completed in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of Carisma and OrthoCellix to consummate the Proposed Transactions; risks related to Carisma’s and OrthoCellix’s ability to correctly estimate their respective operating expenses and their respective expenses associated with the Proposed Transactions, as applicable, pending the Closing; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on Carisma’s or OrthoCellix’s business relationships, operating results and business generally; costs related to the Merger; the risk that as a result of adjustments to the exchange ratio, OrthoCellix’s stockholders and Carisma’s stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of the Common Stock relative to the value suggested by the exchange ratio; the uncertainties associated with OrthoCellix’s NeoCart® portfolio, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; the outcome of any legal proceedings that may be instituted against the Company or any of their respective directors or officers related to the Proposed Transactions; competitive responses to the Proposed Transactions; costs of the Proposed Transactions and unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships, operating results, and business generally, resulting from the announcement or completion of the Proposed Transactions; changes in regulatory requirements and government incentives; and risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results, legislative, regulatory, political and economic developments, and those uncertainties and factors, among others. These and other risks and uncertainties are more fully described in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that the Company files with the SEC and in filings that Carisma makes and will make with the SEC in connection with the Proposed Transactions, including the Amendment No. 1 to Carisma’s Registration Statement on Form S-4 and Proxy Statement filed by Carisma with the SEC on August 29, 2025.. Any forward-looking statements contained herein represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ocugen, Inc.
Date: September 5, 2025
	By:	/s/ Shankar Musunuri
	Name:	Shankar Musunuri
	Title:	Chairman, Chief Executive Officer, & Co-Founder